Keefe, Bruyette & Woods Investment Management & Specialty Finance Conference June 8, 2011 Exhibit 99.1

Important Disclosures 2

Speakers George R. Aylward President and Chief Executive Officer Michael A. Angerthal Executive Vice President and Chief Financial Officer 3

Introduction
LISTING
NASDAQ:  VRTS
COMMENCED TRADING
January 2, 2009
FIRST TRADE
$9.00
CLOSING PRICE, JUNE 6, 2011
$57.01
COMMON SHARES
OUTSTANDING (DILUTED)
6.9 million
SERIES B CONVERT. PREF.
35,217 (Convertible to 1.3MM Common)
MARKET CAPITALIZATION

$471 million
1 Fully converted, as of June 6, 2011

Virtus Value Proposition
Business Model
• Multi-boutique manager, multi-strategy model
• Broad investment capabilities from affiliates and subadvisers
• Shared distribution and support services
• Platform model that allows for new teams and firms
Products
• Diversified and balanced product set
• Active product management
• Strong relative performance
• Competitive mutual fund offerings
Distribution
• Multi-market distribution
• Broad and balanced retail distribution reach
• Well-defined value proposition
• Experienced retail sales force and effective strategy
Financial and Operating
Attributes
• Significant growth in assets, sales and net flows
• Bottom-line growth and margin expansion
• Solid balance sheet and capital flexibility
• Significant tax attributes

Business Model
Product
Distribution
Financial and Operating
Attributes
Multi-boutique manager,
multi-strategy model
Broad investment
capabilities from affiliates
and subadvisers
Shared distribution and
support services
Platform model that allows
for new teams and firms
Business Model
Products
Distribution
Financial and Operating
Attributes

Virtus Brand
We are unconstrained by a single investment approach.
Rather, we
provide access to independent, specialized investment philosophies through our multi-discipline, multi-strategy approach.
We have the flexibility, agility and responsiveness of a boutique asset management firm
with the product breadth, distribution reach,
and investment talent similar to some larger firms.
Virtus is committed to thoughtfully providing investment solutions, adhering to the highest standards of product quality, operational excellence and fiduciary responsibility.
We are a distinctive partnership of boutique investment managers singularly committed to the long-term success
of individual and institutional investors.

Multi-Boutique, Multi-Strategy Model Affiliates that comprise Virtus External subadvisers 8

Business Model Products Distribution Financial and Operating Attributes Diversified and balanced product set Active product management Strong relative performance Competitive mutual fund offerings 9

Diversified Product Set Total AUM $31.9 billion $ in billions As of March 31, 2011 10

Active Product Management
Monitor performance and change or replace managers when needed
Identify investment needs of clients and introduce new offerings
Identify strong performing product capabilities that can benefit from our distribution
Enhance and expand capabilities through fund adoptions

Strong Relative Performance
PERFORMANCE AS OF MARCH 31, 2011
1 Mutual funds and institutional products
All analysis excludes closed-end funds and money market products
% of AUM Exceeding Benchmarks
% of AUM in Top Half of Peer Category
1

Competitive Mutual Fund Offerings
Load Waived Morningstar as of May 31, 2011
U.S. EQUITY
Quality Small-Cap
AlphaSector™ Rotation
Core Equity
Small-Cap Core
Value Equity
Growth & Income
Mid-Cap Value
Quality Large-Cap Value
Small-Cap Sustainable Growth
Strategic Growth
Mid-Cap Growth
ASSET ALLOCATION FUNDS
Tactical Allocation
Balanced Allocation
Balanced
FIXED INCOME
Multi-Sector Short-Term Bond
Senior Floating Rate Fund
Short/Intermediate Bond
Tax-Exempt Bond
Intermediate Tax-Exempt Bond
Institutional Bond
Bond
CA Tax-Exempt Bond
Multi-Sector Fixed Income
Intermediate Government Bond
High Yield
High Yield Income
ALTERNATIVE
International REIT
Global Infrastructure
REIT
Alternatives Diversifier
Market Neutral
INTERNATIONAL EQUITY
Emerging Mkts Opportunities
Foreign Opportunities
Global Opportunities

Business Model
Products
Distribution
Financial and Operating
Attributes
Multi-market distribution
Broad and balanced retail
distribution reach
Well-defined value
proposition
Experienced retail sales
force and effective strategy

ATTRIBUTES CHANNELS
RETAIL
Segmentation
Well-defined value proposition
Diagnostic sales approach
Metric driven accountability
Wirehouse
Regional
Planners
RIA
DCIO / VIT
INSTITUTIONAL
Affiliate-centric
Consultative approach
Consultants
Direct
Multi-Market Distribution

Broad and Balanced Reach As of March 31, 2011 * Figures include both long-term mutual funds and sponsored managed accounts AUM BY FIRM* YTD SALES BY FIRM* $15.3 billion $2.3 billion 16

Well-Defined Value Proposition
One point access to a number of differentiated and diverse high quality boutique managers
Assist financial advisors to gather, place and retain assets
Utilize a consultative approach to help financial advisors better manage their book of business

Business Model
Products
Distribution
Financial and Operating
Attributes
Significant growth in assets,
sales and net flows
Bottom-line growth and
margin expansion
Solid balance sheet and
capital flexibility
Significant tax attributes

ASSETS UNDER MANAGEMENT
$ in billions
1 TOTAL CAGR – Reflects compound annual growth rate for  Long-Term and Cash AUM from 12/31/08 to 3/31/11
2 LT CAGR – Reflects compound annual growth rate for Long-Term AUM from 12/31/08 to 3/31/11
Financial and Operating Attributes
AUM DRIVERS
Sales - $3.9 $5.8 $2.6
Net Flows - $0.1 $1.6 $1.4
Market Appreciation - $3.0 $2.3 $0.9
12/31/08 12/31/09 12/31/10 3/31/11
Long-Term Cash
$22.6

$ in millions 1 Annualized Financial and Operating Attributes 20

Financial and Operating Attributes OPERATING INCOME, AS ADJUSTED $ in millions 1 See Appendix for Reconciliation from GAAP to Non-GAAP Reporting. 2 Percentage of Revenues, as adjusted 21 1

Financial and Operating Attributes
1 Working Capital divided by annualized quarterly operating expenses
$ in millions
WORKING CAPITAL TREND
12/31/08 12/31/09 12/31/10 3/31/11
% of Spend
1
27% 25% 28% 27%
Cash $51.1 $28.6 $43.9 $33.0
Debt $20.0 $15.0 $15.0 $15.0
Stockholders’ equity $36.6 $29.7 $48.3 $50.6

Financial and Operating Attributes
$ in millions
FEDERAL DEFERRED TAX ASSET INVENTORY
COMPONENTS
DEFERRED
TAX ASSETS
ORDINARY INCOME
TAX SHIELD
Net Operating Losses $10.4 $29.6
Intangible Assets 60.0 192.1
Subtotal-Ordinary Income Attributes $70.4 $221.7
Capital Losses $81.5 -
Subtotal-Capital Income Attributes $81.5 -
TOTAL $151.9 $221.7
Note: Amounts are reduced by Section 382 limitations;
substantially all assets have a full valuation allowance recorded

Financial and Operating Attributes
KEY ATTRIBUTES
AUM (5/31/11) $5.2B
Q1 2011 organic growth rate
1
49.0%
Fee rate on internalized AUM 25 bps
Run rate incremental revenue $12.8M
Team members 13
1 Annualized
MULTI-SECTOR TEAM

Growth Opportunities
Product offerings
– New strategies from existing managers
– New products from existing strategies
– New affiliated subadvisers and teams
Distribution capabilities
– Institutional market
– Further retail penetration outside of wirehouses
– Selective resource expansion
Operational and infrastructure enhancements

Virtus Value Proposition
Multi-boutique manager, multi-strategy model
Diversified and balanced product set
Distribution through multiple channels with broad retail access
Sales and profitability momentum
Improved profitability by leveraging business model

******************************************************** ***************************************************** 27

Appendix
Q1:09 Q2:09 Q3:09 Q4:09 Q1:10 Q2:10 Q3:10 Q4:10 Q1:11
Revenues, GAAP Basis $26,251 $27,181 $30,395 $33,325 $33,447 $34,788 $35,582 $40,739 $44,121
Less:
Distribution and administration expenses 6,838 7,449 7,510 8,142 7,344 7,786 8,217 9,858 11,077
Revenues, as adjusted $19,413 $19,732 $22,885 $25,183 $26,103 $27,002 $27,365 $30,881 $33,044
Operating Expenses, GAAP Basis $30,722 $30,003 $31,017 $32,033 $32,740 $33,571 $32,685 $36,289 $39,678
Less:
Distribution and administrative expenses 6,838 7,449 7,510 8,142 7,344 7,786 8,217 9,858 11,077
Depreciation and amortization 2,268 2,217 2,436 2,070 2,024 1,793 1,588 1,524 1,535
Stock-based compensation 333 1,203 949 1,035 845 1,163 988 898 841
Restructuring and severance charges 437 193 450 22 30 1,100 228 277 147
Operating Expenses, as adjusted $20,846 $18,941 $19,672 $20,764 $22,497 $21,729 $21,664 $23,732 $26,078
Operating Income (Loss), as adjusted ($1,433) $791 $3,213 $4,419 $3,606 $5,273 $5,701 $7,149 $6,966
Operating margin, GAAP basis (17%) (10%) (2%) 4% 2% 3% 8% 11% 10%
Operating margin, as adjusted (7%) 4% 14% 18% 14% 20% 21% 23% 21%
$ in thousands
Reconciliation from GAAP to Non-GAAP Reporting

Appendix
Notes for Reconciliation to GAAP Reporting
1) Revenues, as adjusted, is a non-GAAP financial measure calculated by netting distribution and administration expenses from GAAP revenues.  Management believes revenues, as adjusted, provides useful information to investors because distribution and administrative expenses are costs that are generally passed directly through to external parties.  Effective with the 2010 first quarter, the company no longer pays outside service providers for certain fund administration and transfer agency services from the fees it collects for open-end funds it manages.  These amounts are now paid by the funds directly to the third-party service providers and, as a result, the revenue and expense previously recorded by the company for these services are no longer reflected.  These payments were reported in the above reconciliation of
GAAP to non-GAAP revenue and expenses for the 2009 period.
2) Operating expenses, as adjusted, is a non-GAAP financial measure that management believes provides investors with additional information because of the nature of the specific excluded operating expenses. Specifically, management adds back amortization and impairments attributable to acquisition related intangible assets as this is useful to an investor to consider our operating results with the results of other asset management firms that have not engaged in significant acquisitions. In addition, we add back restructuring and severance charges as we believe that operating expenses exclusive of these costs will aid comparability of the information to prior reporting periods. We believe that because of the variety of equity awards used by companies and the varying methodologies for determining stock-based compensation expense, excluding stock-based compensation enhances the ability of management and investors to compare financial results over periods.
Distribution and administrative expenses are excluded for the reason set forth above.
3) Operating income (loss), as adjusted, and operating margin, as adjusted, are calculated using the basis of revenues, as adjusted, and operating expenses, as adjusted, as described above.
The above measures should not be considered as substitutes for any measures derived in accordance with GAAP and may not be comparable to similarly titled measures of other companies.  Exclusion of items in our non-GAAP presentation should not be considered as an inference that these items are unusual, infrequent or non-recurring.
Virtus Investment Partners reports its financial results on a Generally Accepted Accounting Principles (GAAP) basis; however management believes that evaluating the company's ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and considers them only to be additional metrics for both management and investors to consider the company's financial performance over time, as noted in the footnotes below. Management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.